Exhibit 32.2
                                                                    ------------

                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
        (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                               United States Code)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Proterion Corporation, a Delaware corporation (the "Company"), does hereby certify, to the best of such officer's knowledge and belief, that:

         (1) the Quarterly Report on Form 10-Q for the period ended September 30, 2003 (the "Report") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the Company.


Dated:   November 14, 2003             /s/ STEPHEN M. OBEDA
                                       -----------------------------------------
                                       Stephen M. Obeda
                                       Chief Financial Officer

         A signed original of this written statement required by Section 906 has been provided to Proterion Corporation and will be retained by Proterion Corporation and furnished to the Securities and Exchange Commission or its staff upon request.